UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) DiamondRock Hospitality Company (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on April 25, 2012.

(b) The results of the voting at the Annual Meeting were as follows:

1.	The following directors were elected to serve until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Daniel J. Altobello	151,885,792	7,205,907	1,970,774
Mark W. Brugger	153,240,010	5,851,689	1,970,774
W. Robert Grafton	151,884,540	7,207,159	1,970,774
Maureen L. McAvey	151,912,678	7,179,021	1,970,774
William W. McCarten	132,553,843	26,537,856	1,970,774
Gilbert T. Ray	151,690,700	7,400,999	1,970,774
John L. Williams	146,792,937	12,298,762	1,970,774

2.	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
153,040,627	6,005,361	45,711	1,970,774

3.	The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2012.

For	Against	Abstain
159,838,051	1,186,715	37,707

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: April 26, 2012	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General
Counsel and Corporate Secretary